SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                 June 30, 2004

CEDAR SHOPPING CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-14510	42-1241468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

44 South Bayles Avenue, Port Washington, New York	11050

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (516) 767-6492

(Former name or former address, if changed since last report)

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Item 7.           Financial Statements and Exhibits.

(c) Exhibit Number	Description

99	Press release dated August 10, 2004

Item 12.           Results of Operations and Financial Condition

                 On August 10, 2004, Cedar Shopping Centers, Inc. issued a press release announcing its operating results for the year ended June 30, 2004. A copy of the press release is furnished hereto as Exhibit 99.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

	By:	/s/ Leo S. Ullman

Name: Leo S. Ullman
Title: Chairman, President and CEO

Dated: August 10, 2004

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EXHIBIT INDEX

Exhibit Number	Description	Page

99	Press release dated August 10 , 2004	4